                                                                   Exhibit 10.1



       SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT


            THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is executed this 28th day of October, 2002, but effective as of the 30th day of September, 2002 (the "SECOND AMENDMENT EFFECTIVE DATE"), among VALLEY NATIONAL GASES, INC., a West Virginia corporation (the "COMPANY"), VALLEY NATIONAL GASES INCORPORATED, a Pennsylvania corporation ("VNGI"), VALLEY NATIONAL GASES DELAWARE, INC., a Delaware corporation ("VNGDI"), BANK ONE, NA, a national banking association having its main office in Chicago, Illinois (successor by merger with Bank One, Indiana, National Association) ("BANK ONE"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, NATIONAL CITY BANK, a national banking association, THE HUNTINGTON NATIONAL BANK, a national banking association, WESBANCO BANK, INC., SKY BANK, and FIFTH THIRD BANK (collectively, the "LENDERS"), and Bank One, as administrative and collateral agent (the "AGENT") for the Lenders from time to time parties to that certain Second Amended and Restated Credit Agreement, dated as of May 1, 2000, as amended by the Amendment to Second Amended and Restated Credit Agreement dated June 28, 2002 (the "CREDIT AGREEMENT").


                                   RECITAL

            The Company has requested the Lenders to amend the Credit Agreement as provided in this Amendment. Subject to the terms and conditions stated in this Amendment, the Lenders are willing to amend the Credit Agreement as provided in this Amendment.


                                  AMENDMENT

            NOW, THEREFORE, in consideration of the mutual covenants and agreements herein, and each act performed and to be performed hereunder, the parties hereto agree as follows:

            1. DEFINITIONS. All terms used in this Amendment that are defined in the Credit Agreement and that are not otherwise defined in this Amendment shall have the same meanings in this Amendment as are ascribed to such terms in the Credit Agreement, as amended by this Amendment.

            2. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the Second Amendment Effective Date, the Credit Agreement is amended as follows:

         (a) NEW DEFINITION. The following definitions are added to Section 1.01 of the Credit Agreement:

            "Put/Call Target Company" means the independent distributor with which the Company has entered into a put/call option agreement for the purchase of such distributor's business, as identified in the Company's Form 10-K filed with the Securities Commission on September 27, 2002.

            "Second Amendment  Effective Date" means September 30,
            2002.

      (b)   AMENDED  DEFINITIONS.  The  following  definitions  set  forth  in
      Section 1.01 of the Credit Agreement are amended and restated in their respective entireties to read as follows:

            "EBITDA" means, with respect to the Credit Parties and their respective Subsidiaries for any period, the amount of Consolidated Net Income, plus, without duplication and to the extent deducted in determining the amount of Consolidated Net Income, the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation, (iv) amortization expense (all determined in accordance with GAAP), and
            (v) a one-time extraordinary charge not in excess of $550,000.00 taken during June, 2002.

            For purposes of determining EBITDA for the Credit Parties and their respective Subsidiaries on a pro forma basis to determine the effect of a New Acquisition on compliance with the covenants in subsections 5.01(g) of this Agreement (EXCLUDING the covenant in subsection 5.01(g)(2) of this Agreement), to determine whether the Qualification Conditions to any New Acquisition have been satisfied, and to determine the Applicable Spread, the Applicable LOC Fee Percentage and the Applicable Unused Commitment Fee Percentage for any period of twelve (12) months or four fiscal quarters of the Company that ends ("PERIOD ENDING DATE"): (i) on any New Acquisition Closing Date, EBITDA for such period will be deemed to include the Additional EBITDA Amount calculated with respect to the Related Business Entity acquired (or assumed to be acquired) on such New Acquisition Closing Date; and (ii) within one year after any New Acquisition Closing Date, EBITDA for such period will be deemed to include an amount equal to (A) the Additional EBITDA Amount calculated with respect to the Related Business Entity acquired on such New Acquisition Closing Date, MINUS (B) 1/12 of such Additional EBITDA Amount for each full calendar month that has elapsed between such New Acquisition Closing Date and the Period Ending Date, MINUS (c) 1/30 of such Additional EBITDA Amount for each day of any partial calendar month that has elapsed
                                      -2-
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            between such New Acquisition Closing Date and the Period Ending
            Date.

            "New Acquisition" means the acquisition by the Company from any Person of the assets and goodwill of such Person which comprise a Related Business Entity, or of all or substantially all of the stock, partnership interest, or other ownership interest of any type whatsoever of such Person in a Related Business Entity if such Related Business Entity is merged into the Company with the Company being the surviving entity, in a transaction or series of transactions closed after the Closing Date, provided that (i) Financial Statements have been maintained for such Related Business Entity for such periods preceding the acquisition as may be reasonably required by the Required Lenders; and (ii) the consummation of such acquisition on a pro forma basis will not cause the occurrence of an Event of Default or an Unmatured Event of Default, provided that, for purposes of determining satisfaction of the condition stated in this clause (ii), the Ratio of Total Funded Debt to EBITDA shall be calculated on pro forma basis by (a) making New Acquisition Adjustments giving effect to the proposed acquisition of such Related Business Entity, and (b) if the Related Business Entity is not the Put/Call Target Company, making New Acquisition Adjustments as though, on the date of closing of the proposed acquisition, the Company also would complete a New Acquisition of the Put/Call Target Company (collectively, the "QUALIFICATION CONDITIONS"). An acquisition which would otherwise qualify as a "New Acquisition" shall not so qualify unless the Company shall have obtained from the Agent its confirmation that the written submissions made to the Agent by the Company demonstrate that the Qualifying Conditions are fully met with respect to the proposed acquisition. To obtain such confirmation from the Agent the Company shall submit to the Agent such historical financial statements and pro forma calculations of the Additional EBITDA Amount which will be applicable to the proposed acquisition (and, if applicable, the hypothetical acquisition of the Put/Call Target Company) as the Agent may require.

       (c) AMENDMENT OF SECTION 5.01 (G). Section 5.01 (g) of the Credit Agreement is amended and restated in its entirety to read as follows:

            (g) FINANCIAL COVENANTS. The Credit Parties shall observe each of the following financial covenants:

                  (1) CONSOLIDATED NET WORTH. The Credit Parties and their respective Subsidiaries shall maintain at all times from

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                  and after the Amendment Effective Date Consolidated Net Worth at a level not less than (i) $35,500,000.00, PLUS (ii) Seventy-Five Percent (75%) of the cumulative Consolidated Net Income for each fiscal quarter of the Company ending after March 31, 2002, provided that cumulative Consolidated Net Income shall not be reduced by the amount of the net loss for any fiscal quarter in which the Credit Parties and their respective subsidiaries on a consolidated basis suffers a net loss, PLUS (iii) One Hundred Percent (100%) of the amount of any new paid in capital or other new equity received by any Credit Party from any Person who is not a Credit Party provided, that, such amount shall in no event be less than zero.

                  (2) FIXED CHARGE COVERAGE RATIO. As of the close of each fiscal quarter of the Company ending after the Closing Date, the Credit Parties and their respective Subsidiaries, for the period of the four consecutive fiscal quarters which end on such close, shall have a Fixed Charge Coverage Ratio of not less than: (i) 1.05:1 through September 30, 2002, (ii) 1.10:1 on October 1, 2002, and thereafter through September 29, 2003, and (iii) 1.15:1 on September 30, 2003, and thereafter.

                  (3) RATIO OF TOTAL FUNDED DEBT TO EBITDA. As of the close of each fiscal quarter of the Company ending after the Closing Date, the Credit Parties and their respective Subsidiaries, for the period of the four consecutive fiscal quarters which end on such close, shall have a Ratio of Total Funded Debt to EBITDA of not greater than (i) 4.00:1 through March 30, 2003,
                  (ii) 3.75:1 on March 31, 2003, through June 29, 2003, (iii)
                  3.50:1 on June 30, 2003, through September 29, 2003, (iv) 3.25:1 on September 30, 2003, through December 30, 2003, (v) 3.00:1 on December 31, 2003, through June 29, 2004, and (vi) 2.75:1 on and after June 30, 2004.

         (d) AMENDMENT OF SECTION 5.02 (e). Section 5.02 (e) of the Credit Agreement is amended and restated in its entirety to read as follows:

            (e) MERGERS, CONSOLIDATIONS, SALES, ACQUISITION OR FORMATION OF SUBSIDIARIES. Neither the Credit Parties nor any of their respective Subsidiaries nor any Guarantor shall (i) be a party to any consolidation or to any merger or purchase the capital stock of or otherwise acquire any equity interest in any other business entity other than New Acquisitions (with respect to the Company only)

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         made after September 30, 2003, (ii) acquire any material part of the assets of any other business entity other than New Acquisitions (with respect to the Company only) permitted by the preceding clause (i), except in the ordinary course of business and excepting Short-Term Real Estate Sales, or (iii) sell, transfer, convey or lease all or any material part of its assets, except in the ordinary course of business, or sell or assign with or without recourse any receivables. VNGI shall not cause to be created or otherwise acquire any Subsidiary other than VNGDI without the prior written consent of the Agent and the Required Lenders. VNGDI shall not cause to be created or otherwise acquire any Subsidiary other than the Company without the prior written consent of the Agent and the Required Lenders. The Company shall not cause to be created or otherwise acquire any Subsidiary without the prior written consent of the Agent and the Required Lenders, which consent shall not be unreasonably withheld. Without limiting the generality of the foregoing sentence, the Company shall not consummate any New Acquisition which would cause a new Subsidiary of the Company to exist without the prior written consent of the Agent and the Required Lenders, and if such consent is given, concurrently with or within sixty (60) days following consummation of such New Acquisition: (i) the Company shall amend the Company Pledge Agreement to include a pledge of and security interest and Lien in and to all of the capital stock of such Subsidiary as provided in SECTION 4.01(f) of this Agreement, and deliver to the Agent, for the benefit of the Lenders and the Agent, all of the original stock certificates of such Subsidiary, together with executed blank stock powers therefor; and (ii) such Subsidiary shall become a Guarantor and shall execute and deliver in favor of the Agent, for the benefit of the Lenders and the Agent, a Subsidiary Guaranty and Subsidiary Security Agreement as provided in SECTION 4.01(f) of this Agreement. No Subsidiary of the Company shall cause to be created or otherwise acquire any Subsidiary without the prior written consent of the Agent and the Required Lenders.

            3. REPRESENTATIONS AND WARRANTIES. The Credit Parties jointly and severally represent and warrant to the Lenders that:

      (a) (i) The execution, delivery and performance of this Amendment by the Credit Parties have been duly authorized by all necessary corporate action, and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or writ presently in effect applying to the Credit Parties, the articles of incorporation or by-laws of any of the Credit Parties, or result in a breach of or constitute a default under any material agreement, lease or instrument to which any of the Credit Parties is a party or by which any of the Credit Parties or any of the properties of any of the Credit Parties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality or any other Person is or will be necessary for the valid execution, delivery or performance by any of the Credit Parties of this Amendment; and
       (iii) this Amendment is the legal, valid and binding obligation of each of the Credit Parties, as a signatory thereto, and is enforceable against each of the Credit Parties in accordance with its terms.

      (b) After giving effect to the amendments contained in this Amendment, the representations and warranties contained in Section 3 of the Credit Agreement are true and correct with the same force and effect as if made on and as of the date of execution of this Amendment, except that the reference to the Financial Statements in Section 3.01(d) of the Credit Agreement shall be to the most recent financial statements of the Company and its Subsidiaries provided to the Bank prior to the date hereof.

      (c) After giving effect to the amendments contained in this Amendment, no Default or Unmatured Default has occurred and is continuing or will exist under the Credit Agreement.

            4. CONDITIONS. The obligation of the Lenders and the Agent to perform this Amendment shall be subject to full satisfaction of the following conditions precedent:

      (a) The Credit Parties shall have delivered to the Agent copies of such corporate documents and resolutions of the Credit Parties as the Agent may request evidencing necessary action by the Credit Parties to obtain necessary authorization for the execution and performance of this Amendment and all other agreements or documents delivered pursuant hereto as the Agent may request, each certified as of the date of execution of this Amendment.

      (b) This Amendment shall have been duly executed by each of the Credit Parties and the Required Lenders and delivered to the Agent.

      (c) The Company shall have paid to the Agent, for the account of the Lenders, a waiver fee in the amount of $90,000.00.

      (d) The Company shall have paid all costs and expenses incurred by the Agent in connection with the negotiation, preparation and closing of this Amendment and the other documents and agreements delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of Baker & Daniels, special counsel to the Agent.

      (e) The Agent shall have received such additional agreements, documents and certifications, as may be reasonably requested by the Required Lenders.

            5. GUARANTOR CONSENT/AFFIRMATION. VNGI and VNDGI, in their respective capacities as a Guarantor under the Guaranties, by their execution of this Amendment, expressly

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consent to the execution, delivery and performance by the Company and the Agent of this Amendment, and agree that neither the provisions of this Amendment nor any action taken or not taken in accordance with the terms of this Amendment shall constitute a termination, extinguishment, release or discharge of any of their respective guaranty obligations or provide a defense, set off, or counter claim to any of them with respect to any of their respective guaranty obligations under any of the Guaranties or other Loan Documents. VNGI and VNDGI each affirms to the Lenders and the Agent that its Guaranty remains in full force and effect and is its valid and binding obligation.

            6. BINDING ON SUCCESSORS AND ASSIGNS. All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the Credit Parties, the Lenders, the Agent, and their respective successors and assigns and legal representatives.

            7. GOVERNING LAW/ENTIRE AGREEMENT/SURVIVAL. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within such state and without giving effect to the choice or conflicts of laws principles of any jurisdiction. This Amendment constitutes and expresses the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written. All covenants, agreements, undertakings, representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and shall not be affected by any investigation made by any person. The Credit Agreement, as amended hereby, remains in full force and effect in accordance with its terms and provisions.

            8. FURTHER AGREEMENTS AND ACKNOWLEDGMENTS. The Credit Parties hereby further acknowledge and agree that:

      (a) Neither the provisions of this Amendment nor any actions taken or not taken pursuant to or in reliance upon the terms of this Amendment shall constitute a novation of any of the Loan Documents, all of which remain in full force and effect in accordance with their respective terms, as amended to date; and

      (b) Neither this Amendment, nor any action taken by the Lenders or the Agent pursuant to this Amendment, shall impair, prejudice, or in any other manner affect the rights of the Lenders with respect to any Collateral or other security which now or hereafter secures payment or performance of the Obligations or any part thereof, or establish or be deemed to establish any precedent or course of dealing with respect to any matter.

            9. COUNTERPARTS. This Amendment may be executed, by original or facsimile signatures, in two or more counterparts, each of which shall constitute an original, but all of which shall constitute one agreement.


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

            IN WITNESS WHEREOF, the Credit Parties, the Required Lenders and the Agent have caused this Amendment to be duly executed and delivered by their respective authorized signatories this 28th day of October, 2002.


                                    VALLEY NATIONAL GASES, INC.,
                                    a West Virginia corporation

                                    By: /s/  Robert D. Scherich
                                          --------------------------------
                                          Robert D.Scherich, CFO
                                          ------------------------------------

                                    VALLEY NATIONAL GASES INCORPORATED
                                    a Pennsylvania corporation

                                    By: /s/  Robert D. Scherich
                                          --------------------------------
                                          Robert D.Scherich, CFO
                                          ------------------------------------


                                    VALLEY  NATIONAL GASES  DELAWARE,  INC., a
                                    Delaware corporation

                                    By: /s/  Robert D. Scherich
                                          --------------------------------
                                          Robert D.Scherich, CFO
                                          ------------------------------------





                                      -8-

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                                    BANK ONE, NA, as Lender and as Agent

                                    By:   /s/ Robert E. McElwain
                                     --------------------------------
                                    Printed:   Robert E. McElwain
                                            -------------------------
                                    Title: First Vice President
                                          ---------------------------


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                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By: /s/ Margaret C. Dierkes
                                      -----------------------------
                                    Printed: Margaret C. Dierkes
                                            -----------------------
                                    Title: Assistant Vice President
                                           -------------------------




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                                    NATIONAL CITY BANK, as Lender and as
                                    Syndication Agent

                                    By:  /s/ R.E. Slater
                                         ----------------------------
                                    Printed: R.E. Slater
                                             -------------------------
                                    Title: Vice President
                                           ---------------------------



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                                    THE HUNTINGTON NATIONAL BANK, as Lender
                                    and as Documentation Agent

                                    By: /s/ Mark A. Scurci
                                        ----------------------------
                                    Printed: Mark A. Scurci
                                           --------------------------
                                    Title:Vice President
                                          --------------------------



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                             WESBANCO BANK, INC.


                             By: /s/ David Pell
                                -------------------------

                             Printed: David Pell
                                    ---------------------
                             Title:  Senior Vice President - Corp. Banking
                                   -----------------------------------------


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                                    SKY BANK

                                    By: /s/ Gregory J. Agresta
                                        ---------------------------------
                                    Printed:  Gregory J. Agresta
                                            -----------------------------
                                    Title: Senior Vice President
                                           -----------------------------=



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                                    FIFTH THIRD BANK

                                    By: /s/ Christopher S. Helmeci
                                             -----------------------
                                    Printed: Christopher S. Helmeci
                                             -----------------------

                                    Title: Vice President
                                           -------------------------

                                      -15-